Prepaid Expenses and Other Current Assets - Summary of Prepaid Expenses and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Prepaid Expense And Other Assets Current [Abstract]
Deferred IPO expense	¥ 13,268
Value-added tax	13,170
Short-term loans provided	11,857
Advances to suppliers	5,128		¥ 1,229
Other receivables	4,656		2,418
Rental deposits	1,969		2,316
Prepaid expenses	1,014		2,715
Total	¥ 51,062	$ 7,847	¥ 8,678